S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2003 (Dollars in thousands, except per share data)			Page 1 of 3

	2002				2003			Nine Months Ended
	March	June	September	December	March	June	September	September	September
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2003	2002

Interest Income	$36,251	$36,672	$37,843	$40,394	$39,318	$38,722	$36,909	114,949	$110,766
Interest Expense	14,473	14,147	13,826	13,854	12,924	12,380	11,439	36,743	42,447
Net Interest Income	21,778	22,525	24,017	26,540	26,394	26,342	25,470	78,206	68,319
Taxable Equivalent Adjustment	741	751	764	720	999	829	915	2,743	2,256
Net Interest Income (FTE)	22,519	23,276	24,781	27,260	27,393	27,171	26,385	80,949	70,575

Provision For Loan Losses	1,000	1,500	2,300	3,000	2,400	1,900	1,500	5,800	4,800
Net Interest Income
After Provisions (FTE)	21,519	21,776	22,481	24,260	24,993	25,271	24,885	75,149	65,775

Security Gains, Net	1,752	1,722	2,168	1,428	1,005	1,206	1,099	3,310	5,642

Service Charges and Fees	1,772	1,909	2,238	2,482	2,192	2,268	2,335	6,795	5,919
Wealth Management	1,248	1,433	1,340	1,349	1,295	1,429	1,326	4,050	4,023
Insurance	679	744	984	1,062	1,059	1,017	1,071	3,147	2,407
Other	1,829	1,847	2,219	2,473	2,162	1,645	3,426	7,233	5,895

Total Other Income	5,528	5,933	6,781	7,366	6,708	6,359	8,158	21,225	18,244

Salaries and Employee Benefits	6,994	6,299	6,700	7,375	7,581	7,649	8,100	23,330	19,993
Occupancy and Equip. Expense, Net	1,632	1,470	1,627	1,788	1,837	1,754	1,556	5,147	4,729
Data Processing Expense	697	695	921	726	822	811	956	2,589	2,313
FDIC Expense	71	70	68	80	81	76	76	233	208
Other	3,084	3,449	3,945	4,073	3,861	3,698	4,011	11,570	10,481

Total Other Expense	12,478	11,983	13,261	14,042	14,182	13,988	14,699	42,869	37,724

Income Before Taxes	16,321	17,448	18,169	19,012	18,524	18,848	19,443	56,815	51,938
Taxable Equivalent Adjustment	741	751	764	720	999	829	915	2,743	2,256
Applicable Income Taxes	4,107	4,871	4,988	5,404	4,987	5,243	5,251	15,481	13,966

Net Income	$11,473	$11,826	$12,417	$12,888	$12,538	$12,776	$13,277	$38,591	$35,716

Per Common Share Data:

Shares Outstanding at End of Period	26,520,979	26,639,003	26,510,409	26,584,609	26,323,013	26,383,419	26,483,219	26,483,219	26,510,409
Average Shares Outstanding - Diluted	26,742,806	26,826,265	26,808,027	26,759,655	26,722,098	26,613,859	26,711,496	26,682,230	26,792,489
Net Income - Diluted	$0.43	$0.44	$0.46	$0.48	$0.47	$0.48	$0.50	$1.45	$1.33
Dividends Declared	$0.24	$0.24	$0.24	$0.25	$0.25	$0.25	$0.26	$0.76	$0.72
Book Value	$11.03	$11.25	$11.26	$11.51	$11.56	$12.10	$12.12	$12.12	$11.26
Market Value	$25.45	$27.00	$25.18	$25.05	$25.57	$27.44	$28.50	$28.50	$25.18

S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2003 (Dollars in thousands)			Page 2 of 3

	2002				2003
	March	June	September	December	March	June	September
Asset Quality Data	1Q	2Q	3Q	4Q	1Q	2Q	3Q

Nonaccrual Loans and Nonperforming Loans	$7,653	$6,248	$9,075	$5,831	$10,828	$8,557	$9,656
Assets acquired through foreclosure
or repossession	2,166	2,431	365	2,188	2,362	2,327	2,420
Nonperforming Assets	9,819	8,679	9,440	8,019	13,190	10,884	12,076
Loan Loss Reserve	27,853	28,389	29,498	30,138	29,837	31,483	31,714
Nonperforming Loans / Loans	0.47%	0.37%	0.46%	0.29%	0.53%	0.42%	0.47%
Loan Loss Reserve / Loans	1.72%	1.68%	1.49%	1.51%	1.47%	1.55%	1.54%
Loan Loss Reserve /
Nonperforming Loans	364%	454%	325%	517%	276%	368%	328%
Net Loan Charge-offs (Recoveries)	73	964	2,612	2,360	2,701	254	1,269
Net Loan Charge-offs (Recoveries)
(annualized)/Average Loans	0.02%	0.23%	0.59%	0.47%	0.55%	0.05%	0.25%

Balance Sheet (Period-End)

Assets	$2,362,616	$2,425,854	$2,776,968	$2,823,867	$2,855,658	$2,915,039	$2,858,678
Earning Assets	2,250,353	2,304,803	2,587,497	2,640,056	2,665,433	2,721,743	2,681,074
Securities	632,594	615,114	606,440	641,164	641,206	688,315	625,872
Loans, Gross	1,617,759	1,689,688	1,981,057	1,998,893	2,024,227	2,033,428	2,055,202
Total Deposits	1,602,308	1,636,266	1,931,458	1,926,119	1,947,249	1,927,035	1,937,201
Non-Interest Bearing Deposits	261,622	273,317	327,659	330,160	344,010	354,701	371,413
NOW, Money Market & Savings	608,743	619,661	768,447	768,395	781,690	786,225	778,985
CD's $100,000 and over	114,774	130,260	172,364	170,862	167,170	148,200	147,697
Other Time Deposits	617,169	613,028	662,988	656,702	654,380	637,909	639,106
Short-term borrowings	168,436	189,452	252,551	319,388	302,680	339,930	327,824
Long-term Debt	251,224	256,225	211,663	211,656	242,191	267,195	217,192
Shareholder's Equity	292,597	299,709	298,605	306,114	304,312	319,342	320,936

Balance Sheet (Daily Averages)

Assets	$2,330,748	$2,396,788	$2,510,549	$2,770,040	$2,823,664	$2,850,083	$2,888,415
Earning Assets	2,219,018	2,282,788	2,381,942	2,597,926	2,644,725	2,669,664	2,702,768
Securities	597,891	629,040	611,682	610,455	636,110	646,589	658,505
Loans, Gross	1,620,521	1,653,663	1,770,260	1,987,472	2,008,616	2,023,006	2,044,174
Deposits	1,598,061	1,624,978	1,711,484	1,919,195	1,916,768	1,921,525	1,927,257
Shareholder's Equity	294,636	299,290	302,809	306,368	310,165	316,613	320,116

S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2003 (Dollars in thousands, except per share data)		Page 3 of 3

	2002				2003			Year-to-date
	March	June	September	December	March	June	September	September	September
Profitability Ratios (annualized)	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2003	2002

Return on Average Assets	2.00%	1.98%	1.96%	1.85%	1.80%	1.80%	1.82%	1.81%	1.98%
Return on Average Shareholder's Equity	15.79%	15.85%	16.27%	16.69%	16.39%	16.18%	16.46%	16.35%	15.97%
Yield on Earning Assets (FTE)	6.76%	6.58%	6.44%	6.32%	6.20%	5.96%	5.57%	5.91%	6.72%
Cost of Interest Bearing Funds	3.37%	3.18%	2.95%	2.68%	2.49%	2.35%	2.14%	2.32%	3.16%
Net Interest Margin (FTE)(4)	4.12%	4.09%	4.13%	4.16%	4.20%	4.08%	3.87%	4.05%	4.11%
Efficiency Ratio (FTE)(1)	44.49%	41.03%	42.02%	40.55%	41.59%	41.72%	42.55%	41.96%	42.48%

Capitalization Ratios

Dividends Paid to Net Income	55.89%	53.82%	51.48%	49.37%	53.01%	51.65%	49.68%
Shareholder's Equity to Assets (Period End)	12.38%	12.35%	10.75%	10.84%	10.66%	10.95%	11.23%
Leverage Ratio (2)	11.03%	11.18%	8.87%	8.42%	8.13%	8.50%	8.67%
Risk Based Capital - Tier I (3)	12.78%	12.93%	9.77%	9.89%	9.90%	10.11%	10.46%
Risk Based Capital - Tier II (3)	14.98%	14.92%	11.45%	11.57%	11.56%	11.90%	12.25%

Other Data

Shareholders of Record	3,147	3,127	3,129	3,103	3,106	3,125	3,138
Number of Banking Offices	40	40	47	46	46	46	46

Definitions:

(1)  Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2)  Equity less goodwill to total assets and allowance for loan losses.
(3)  Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.
(4)  Net interest income, on a fully taxable equivalent basis, annualized divided by quarter to date average earning assets.